UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ____________________

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): AUGUST 19, 2003

                            STEAKHOUSE PARTNERS, INC.
               (Exact Name of Registrant as Specified in Charter)

         Delaware                     000-23739                  94-3248672
      _______________               _______________            _______________

(State or Other Jurisdiction of       (Commission            (I.R.S. Employer
     Incorporation)                   File Number)          Identification No.)

                             10200 Willow Creek Road
                           San Diego, California 92131

                    (Address of Principal Executive Offices)
                              ____________________

                                 (858) 689-2333

              (Registrant's telephone number, including area code)

                              ____________________

ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE.

                  In accordance with the terms of the postpetition debtor-in-possession financing agreement entered into by Steakhouse Partners, Inc. (the "Registrant"), the order of the United States Bankruptcy Court for the Central District of California - Riverside Division entered on August 13, 2003 thereon, and the bylaws of the Registrant, effective July 30, 2003, A. Stone Douglass has been appointed and will perform the duties of chief executive office and president of the Registrant.


                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        STEAKHOUSE PARTNERS, INC.
                                        -------------------------
                                        Registrant

                                        /s/ Joseph Wulkowicz
     Dated: August 19, 2003             -------------------------
                                        Name: Joseph Wulkowicz
                                        Title: Assistant Secretary